STATEMENT OF ADDITIONAL INFORMATION

Alternative Strategies Fund

Principal Executive Offices

225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

1-833-860-1407

October 28, 2022 (as supplemented)

This Statement of Additional Information ("SAI") is not a prospectus. This SAI should be read in conjunction with the prospectus of Alternative Strategies Fund, dated October 28, 2022 (the "Prospectus"), as it may be supplemented from time to time. The Prospectus is hereby incorporated by reference into this SAI (legally made a part of this SAI). Capitalized terms used but not defined in this SAI have the meanings given to them in the Prospectus. This SAI does not include all information that a prospective investor should consider before purchasing the Fund's securities.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this SAI is truthful or complete. Any representation to the contrary is a criminal offense.

You should obtain and read the Prospectus and any related Prospectus supplement prior to purchasing any of the Fund's securities. A copy of the Prospectus may be obtained without charge by calling the Fund toll-free at 1-833-860-1407 or by visiting http://www.ltafx.com. Information on the website is not incorporated herein by reference. The Fund's filings with the SEC also are available to the public on the SEC's Internet web site at www.sec.gov. Copies of these filings may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

TABLE OF CONTENTS

General Information and History	1
Investment Objective and Policies	2
Management of the Fund	14
Codes of Ethics	20
Proxy Voting Policies and Procedures	20
Control Persons and Principal Holders	20
Investment Advisory and Other Services	21
Portfolio Manager	25
Allocation of Brokerage	26
Tax Status	28
Other Information	34
Independent Registered Public Accounting Firm	35
Financial Statements	35

GENERAL INFORMATION AND HISTORY

The Alternative Strategies Fund is a continuously offered, non-diversified, closed-end management investment company that is operated as an interval fund (the "Fund" or the "Trust"). The Fund was organized as a Delaware statutory trust on June 15, 2010. The Fund's principal office is located at c/o Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, and its telephone number is 1-833-860-1407. The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund's investment strategies, are set forth in the Prospectus. Certain additional investment information is set forth below.

The Fund offers three classes of shares: Class A shares, Class C shares and Class I shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads, (ii) each class of shares may bear different (or no) distribution and shareholder servicing fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Fund’s Board of Trustees (the “Board”) may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

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INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund's investment objective is to seek attractive risk-adjusted returns with low to moderate volatility and low correlation to the broader markets, through a concentrated multi-strategy alternative investment approach with an emphasis on income generation.

Fundamental Policies

The Fund's stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (the shares), are listed below. For the purposes of this SAI, "majority of the outstanding voting securities of the Fund" means the vote, at an annual or special meeting of shareholders, duly called, (a) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) of more than 50% of the outstanding shares, whichever is less. The Fund may not:

(1) Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act") (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets, including the value of the assets purchased with the proceeds of its indebtedness, if any). The Fund may borrow for investment purposes, for temporary liquidity, or to finance repurchases of its shares.

(2) Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund's total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund's total assets).

(3) Sell a security short, purchase securities on margin, or write put or call options.

(4) Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act") in connection with the disposition of its portfolio securities. The Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public) to the extent permitted by the 1940 Act.

(5) Invest 25% or more of the market value of its assets in the securities of companies or entities engaged in any one industry. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

(6) Purchase or sell real estate or interests in real estate or real estate mortgage loans. This limitation is not applicable to investments in securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

(7) Purchase or sell commodities, commodity contracts, including commodity futures contracts, unless acquired as a result of ownership of securities or other investments, except that the Fund may invest in securities or other instruments backed by or linked to commodities, and

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invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

(8) Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) to the extent the entry into a repurchase agreement is deemed to be a loan, and (c) by loaning portfolio securities.

In addition, the Fund has adopted a fundamental policy that it will make quarterly repurchases offers for no less than for 5% of the shares outstanding at net asset value ("NAV") less any repurchase fee, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th is not a business day.

If a restriction on the Fund's investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund's investment portfolio, resulting from changes in the value of the Fund's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Certain Portfolio Securities and Other Operating Policies

No assurance can be given that any or all investment strategies, or the Fund's investment program, will be successful. The Fund's investment adviser is SCG Asset Management, LLC (the "Adviser"). The Adviser is responsible for allocating the Fund's assets among various alternative investment strategies, subject to policies adopted by the Board. Additional information regarding the types of securities and financial instruments in which the Fund may invest are set forth below.

Non-U.S. Securities

The Fund may invest in equity and fixed-income securities of non-U.S. issuers and in depositary receipts, such as American Depositary Receipts ("ADRs"), that represent an indirect interest in securities of non-U.S. issuers. Non-U.S. securities in which the Fund invests may be listed on non-U.S. securities exchanges, traded in non-U.S. over-the-counter markets, or purchased in private placements and not be publicly traded. Investments in non-U.S. securities are affected by risk factors generally not thought to be present in the U.S.

The Fund is not required to hedge against non-U.S. currency risks, including the risk of changing currency exchange rates, which could reduce the value of non-U.S. currency denominated portfolio securities irrespective of the underlying investment. However, from time to time, the Fund may enter into forward currency exchange contracts ("forward contracts") for hedging purposes or speculative purposes to pursue its investment objective. Forward contracts are transactions involving the Fund's obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Fund for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when the Fund anticipates purchasing or selling a non-U.S. security. This technique would allow the Fund to "lock in" the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of the Fund's existing holdings of non-U.S. securities. There may be, however, imperfect correlation between the Fund's non-U.S. securities holdings and the forward

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contracts entered into with respect to such holdings. Forward contracts also may be used for speculative purposes to pursue the Fund's or an Fund's investment objective, such as when the Adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Fund's portfolio.

Commodities

The Fund may invest directly in commodities, rather than gaining exposure to commodities markets by investing in futures contracts. Unlike financial instruments, there are costs of physical storage associated with purchasing a commodity, which would not be associated with a futures contract for the same commodity. To the extent that these storage costs relating to a commodity change while the Fund is invested directly in that commodity, the value of the Fund's investment in that commodity may change accordingly.  The value of a commodity is subject to additional risk factors, such as drought, floods, weather, livestock disease, embargoes and tariffs, which may have a significant impact on commodity prices. These variables may create additional investment risks that subject commodity investments by the Fund to greater volatility and illiquidity than traditional security investments.

Money Market Instruments

The Fund may invest, for defensive purposes or otherwise, some or all of their assets in high quality fixed-income securities, money market instruments and money market mutual funds, or hold cash or cash equivalents in such amounts as the Adviser deems appropriate under the circumstances. In addition, the Fund may invest in these instruments pending allocation of its respective offering proceeds. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Special Investment Techniques

The Fund may use a variety of investment instruments and techniques to hedge against various risks or other factors and variables that may affect the values of the Fund’s portfolio securities. The Fund may also use these techniques, including the use of derivative transactions, for speculative purposes in pursuing their respective investment objectives.  The Fund may employ different techniques over time, as new instruments and techniques are introduced or as a result of regulatory developments. Some special investment techniques that Fund may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. A hedging transaction may not perform as anticipated, and the Fund may suffer losses as a result of its hedging activities.

The Fund may employ a managed futures strategy, which seeks to generate returns from convergent and divergent trends in the commodity, financial and currency futures markets.

Derivatives

Generally. The Fund may engage in transactions involving options, futures and other derivative financial instruments (though the Fund may not write or sell options). Derivatives can be volatile and involve various types and degrees of risk. By using derivatives, the Fund may be

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permitted to increase or decrease the level of risk, or change the character of the risk, to which their portfolios are exposed.

A small investment in derivatives could have a substantial impact on the Fund's performance.  The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant and rapid changes in the prices for derivatives. If the Fund were to invest in derivatives at an inopportune time, or the Adviser evaluates market conditions incorrectly, the Fund's derivative investment could negatively impact the Fund's return, or result in a loss. In addition, the Fund could experience a loss if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market.

        Options and Futures. The Fund may engage in the use of options (purchase only) and futures contracts, so-called "synthetic" options, including options on baskets of specific securities, or other derivative instruments written by broker-dealers or other financial intermediaries. These transactions may be effected on securities exchanges or in the over-the-counter market, or they may be negotiated directly with counterparties. In cases where instruments are purchased over-the-counter or negotiated directly with counterparties, the Fund is subject to the risk that the counterparty will be unable or unwilling to perform its obligations under the contract. These transactions may also be illiquid and, if so, it might be difficult to close out the Fund's position.

The Fund may purchase call and put options on specific securities.  The Fund may not write or sell options. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated price at any time before the option expires. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated price at any time before the option expires.

The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") by the Fund could cause the Fund to be a commodity pool, which, absent an available exemption would require the Fund to comply with certain rules of the CFTC. In connection with its management of the Fund, the Adviser has claimed an exclusion from the definition of commodity pool operator under the Commodity Exchange Act ("CEA") and is therefore not currently subject to registration or regulation as a pool operator.

The Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages, such as trading opportunities or arbitrage possibilities not available in the United States, but they also may subject the Fund to greater risk than domestic markets. For example, common clearing facilities may not exist in markets where foreign exchanges are the principal markets, and investors may look only to the broker to perform the contract. Adverse changes in the exchange rate could eliminate any profits that might be realized in trading, or a loss could be incurred as a result of those changes. Transactions on foreign exchanges may include both commodities traded on domestic exchanges and those that are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Engaging in these transactions involves risk of loss, which could adversely affect the value of the Fund's net assets. No assurance can be made that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit, or trading may be suspended for specified periods during the trading

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day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions, and potentially subjecting the Fund to substantial losses.

Successful use of futures also is subject to the Adviser’s ability to correctly predict movements in the relevant market.  To the extent that a transaction is entered into for hedging purposes, successful use is also subject to the Adviser’s ability to evaluate the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

The Fund may also purchase and sell stock index futures contracts. A stock index futures contract obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract, multiplied by the difference between the settlement price of the contract on the contract's last trading day, and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day.  The Fund may purchase and sell interest rate futures contracts, which represent obligations to purchase or sell an amount of a specific debt security at a future date at a specific price. In addition, the Fund may purchase and sell currency futures or commodity futures. A currency future creates an obligation to purchase or sell an amount of a specific currency at a future date at a specific price. A commodity future creates an obligation to purchase or sell an amount of a specific commodity at a future date at a specific price.

        Options on Securities Indexes.  The Fund may purchase call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging or speculative purposes. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use of options on stock indexes will be subject to the Adviser’s ability to correctly evaluate movements in the stock market generally, or of a particular industry or market segment.

Swap Agreements. The Fund may enter into a variety of swap agreements, including equity, interest rate, and index and currency rate swap agreements. The Fund is not limited to any particular form of swap agreement if the Adviser determines that other forms are consistent with the Fund's investment objective and policies.  Swap agreements are contracts entered into by two parties (primarily institutional investors) for periods ranging from a few weeks to more than a year. In a standard swap transaction, the parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Additional forms of swap agreements include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap;" (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor;" and (iii) interest rate collars, under which a party sells a cap and purchases a floor (or vice versa) in an attempt to protect itself against interest rate movements exceeding certain minimum or maximum levels.

Generally, the Fund's obligations (or rights) under a swap agreement will be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by the parties. The risk of loss is limited to the net amount of interest payments that

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a party is contractually required to make.  As such, if the counterparty to a swap defaults, the Fund's risk of loss consists of the net amount of payments that it is entitled to receive.

When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in securities prices and interest rates, the Fund may purchase securities on a forward commitment, when-issued or delayed delivery basis.  This means that delivery and payment occur a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are determined when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund may, if it is deemed advisable, sell the securities after it commits to a purchase but before delivery and settlement takes place.

Securities purchased on a forward commitment, when-issued or delayed delivery basis are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes (either real or anticipated) in the level of interest rates.  Purchasing securities on a when-issued or delayed delivery basis can present the risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when the Fund is fully, or almost fully invested, results in a form of leverage and may cause greater fluctuation in the value of the net assets of the Fund. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered, and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

Repurchases and Transfers of Shares

Repurchase Offers

The Board has adopted a resolution setting forth the Fund's fundamental policy that it will conduct quarterly repurchase offers (the "Repurchase Offer Policy"). The Repurchase Offer Policy sets the interval between each repurchase offer at one quarter and provides that the Fund shall conduct a repurchase offer each quarter (unless suspended or postponed in accordance with regulatory requirements). The Repurchase Offer Policy also provides that the repurchase pricing shall occur not later than the 14th day after the Repurchase Request Deadline or the next business day if the 14th day is not a business day. The Fund's Repurchase Offer Policy is fundamental and cannot be changed without shareholder approval. The Fund may, for the purpose of paying for repurchased shares, be required to liquidate portfolio holdings earlier than the Adviser would otherwise have liquidated these holdings. Such liquidations may result in losses, and may increase the Fund's portfolio turnover.

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Repurchase Offer Policy Summary of Terms:

1.	The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act, as that rule may be amended from time to time.
2.	The repurchase offers will be made in March, June, September and December of each year.
3.	The Fund must receive repurchase requests submitted by shareholders in response to the Fund's repurchase offer within 30 days of the date the repurchase offer is made (or the preceding business day if the New York Stock Exchange is closed on that day) (the "Repurchase Request Deadline").
4.	The maximum time between the Repurchase Request Deadline and the next date on which the Fund determines the net asset value applicable to the purchase of shares (the "Repurchase Pricing Date") is 14 calendar days (or the next business day if the fourteenth day is not a business day).

The Fund may not condition a repurchase offer upon the tender of any minimum amount of shares. The Fund may deduct from the repurchase proceeds only a repurchase fee that is paid to the Fund and that is reasonably intended to compensate the Fund for expenses directly related to the repurchase. The repurchase fee may not exceed 2% of the proceeds. Generally, the Fund does not charge a repurchase fee. However, a Class C shareholder who tenders for repurchase of such shareholder's Class C shares during the first 365 days following such shareholder's initial capital contribution, such they are repurchased after being held less than 365 days, will be subject to a fee of 1.00% of the value of the original purchase price of the shares repurchased by the Fund (an "Early Withdrawal Charge"). The Distributor may waive the imposition of the early withdrawal charge in the following shareholder situations: (1) shareholder death or (2) shareholder disability. Any such waiver does not imply that the Early Withdrawal Charge will be waived at any time in the future or that such Early Withdrawal Charge will be waived for any other shareholder. Class A and Class I shares will not be subject to an Early Withdrawal Charge.

Procedures: All periodic repurchase offers must comply with the following procedures:

Repurchase Offer Amount: Each quarter, the Fund may offer to repurchase at least 5% and no more than 25% of the outstanding shares of the Fund on the Repurchase Request Deadline (the "Repurchase Offer Amount"). The Board shall determine the quarterly Repurchase Offer Amount.

Shareholder Notification: Thirty days before each Repurchase Request Deadline, the Fund shall send to each shareholder of record and to each beneficial owner of the shares that are the subject of the repurchase offer a notification ("Shareholder Notification") providing the following information:

1.	A statement that the Fund is offering to repurchase its shares from shareholders at net asset value.
2.	Any fees applicable to such repurchase, if any.
3.	The Repurchase Offer Amount.
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4.	The dates of the Repurchase Request Deadline, Repurchase Pricing Date, and the date by which the Fund must pay shareholders for any shares repurchased (which shall not be more than seven days after the Repurchase Pricing Date) (the "Repurchase Payment Deadline").
5.	The risk of fluctuation in net asset value between the Repurchase Request Deadline and the Repurchase Pricing Date, and the possibility that the Fund may use an earlier Repurchase Pricing Date.
6.	The procedures for shareholders to request repurchase of their shares and the right of shareholders to withdraw or modify their repurchase requests until the Repurchase Request Deadline.
7.	The procedures under which the Fund may repurchase such shares on a pro rata basis if shareholders tender more than the Repurchase Offer Amount.
8.	The circumstances in which the Fund may suspend or postpone a repurchase offer.
9.	The net asset value of the shares computed no more than seven days before the date of the notification and the means by which shareholders may ascertain the net asset value thereafter.
10.	The market price, if any, of the shares on the date on which such net asset value was computed, and the means by which shareholders may ascertain the market price thereafter.

The Fund must file Form N-23c-3 ("Notification of Repurchase Offer'') and three copies of the Shareholder Notification with the Securities and Exchange Commission ("SEC") within three business days after sending the notification to shareholders.

Notification of Beneficial Owners: Where the Fund knows that shares subject of a repurchase offer are held of record by a broker, dealer, voting trustee, bank, association or other entity that exercises fiduciary powers in nominee name or otherwise, the Fund must follow the procedures for transmitting materials to beneficial owners of securities that are set forth in Rule 14a-13 under the Securities Exchange Act of 1934.

Repurchase Requests: Repurchase requests must be submitted by shareholders by the Repurchase Request Deadline. The Fund shall permit repurchase requests to be withdrawn or modified at any time until the Repurchase Request Deadline, but shall not permit repurchase requests to be withdrawn or modified after the Repurchase Request Deadline.

Repurchase Requests in Excess of the Repurchase Offer Amount: If shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund shall repurchase the shares tendered on a pro rata basis. This policy, however, does not prohibit the Fund from:

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1.	Accepting all repurchase requests by persons who own, beneficially or of record, an aggregate of not more than 100 shares and who tender all of their stock for repurchase, before prorating shares tendered by others, or
2.	accepting by lot shares tendered by shareholders who request repurchase of all shares held by them and who, when tendering their shares, elect to have either (i) all or none or (ii) at least a minimum amount or none accepted, if the Fund first accepts all shares tendered by shareholders who do not make this election.

Suspension or Postponement of Repurchase Offers: The Fund shall not suspend or postpone a repurchase offer except pursuant to a vote of a majority of the Board, including a majority of the Trustees who are not interested persons of the Fund, and only:

1.	If the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”);
2.	if the repurchase would cause the shares that are the subject of the offer that are either listed on a national securities exchange or quoted in an inter-dealer quotation system of a national securities association to be neither listed on any national securities exchange nor quoted on any inter-dealer quotation system of a national securities association;
3.	for any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary week-end and holiday closings, or during which trading in such market is restricted;
4.	for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or
5.	for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

If a repurchase offer is suspended or postponed, the Fund shall provide notice to shareholders of such suspension or postponement. If the Fund renews the repurchase offer, the Fund shall send a new Shareholder Notification to shareholders.

Computing Net Asset Value: The Fund's current net asset value per share ("NAV") for each class of shares shall be computed no less frequently than weekly, and daily on the five business days preceding a Repurchase Request Deadline, on such days and at such specific time or times during the day as set by the Board. Currently, the Board has determined that the Fund's NAV per share for each class of shares shall be determined daily following the close of the New York Stock Exchange. The Fund's NAV per share for each class of shares need not be calculated on:

1.	Days on which changes in the value of the Fund's portfolio securities will not materially affect the current NAV of the shares;
2.	days during which no order to purchase shares is received, other than days when the NAV per share would otherwise be computed; or
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3.	customary national, local, and regional business holidays described or listed in the Prospectus.

Liquidity Requirements: From the time the Fund sends a Shareholder Notification to shareholders until the Repurchase Pricing Date, a percentage of the Fund's assets equal to at least 100% of the Repurchase Offer Amount (the "Liquidity Amount") shall consist of assets that individually can be sold or disposed of in the ordinary course of business, at approximately the price at which the Fund has valued the investment, within a period equal to the period between a Repurchase Request Deadline and the Repurchase Payment Deadline, or of assets that mature by the next Repurchase Payment Deadline. This requirement means that individual assets must be salable under these circumstances. It does not require that the entire Liquidity Amount must be salable. In the event that the Fund's assets fail to comply with this requirement, the Board shall cause the Fund to take such action as it deems appropriate to ensure compliance.

Liquidity Policy: The Board may delegate day-to-day responsibility for evaluating liquidity of specific assets to the Adviser, but shall continue to be responsible for monitoring the Adviser's performance of its duties and the composition of the portfolio. Accordingly, the Board has approved this policy that is reasonably designed to ensure that the Fund's portfolio assets are sufficiently liquid so that the Fund can comply with its fundamental policy on repurchases and comply with the liquidity requirements in the preceding paragraph.

1.	In evaluating liquidity, the following factors are relevant, but not necessarily determinative:
(a)	The frequency of trades and quotes for the security;
(b)	the number of dealers willing to purchase or sell the security and the number of potential purchasers;
(c)	dealer undertakings to make a market in the security;
(d)	the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offer and the mechanics of transfer); and
(e)	the size of the fund's holdings of a given security in relation to the total amount of outstanding of such security or to the average trading volume for the security.
2.	If market developments impair the liquidity of a security, the Adviser should review the advisability of retaining the security in the portfolio. The investment adviser should report to the basis for its determination to retain a security at the next Board of Trustees meeting.
3.	The Board shall review the overall composition and liquidity of the Fund's portfolio on a quarterly basis.

4.       These procedures may be modified as the Board deems necessary.

Registration Statement Disclosure: The Fund's registration statement must disclose its intention to make or consider making such repurchase offers.

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Annual Report Disclosure: The Fund shall include in its annual report to shareholders the following:

1.	Disclosure of its fundamental policy regarding periodic repurchase offers.
2.	Disclosure regarding repurchase offers by the Fund during the period covered by the annual report, which disclosure shall include:
a.	the number of repurchase offers,
b.	the repurchase offer amount and the amount tendered in each repurchase offer, and
c.	the extent to which in any repurchase offer the Fund repurchased stock pursuant to the procedures in paragraph (b)(5) of this section.

Advertising: The Fund, or any underwriter for the Fund, must comply, as if the Fund were an open-end company, with the provisions of Section 24(b) of the 1940 Act and the rules thereunder and file, if necessary, with FINRA or the SEC any advertisement, pamphlet, circular, form letter, or other sales literature addressed to or intended for distribution to prospective investors.

Involuntary Repurchases

The Fund may, at any time, repurchase at net asset value shares held by a shareholder, or any person acquiring shares from or through a shareholder, if: the shares have been transferred or have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a shareholder; ownership of the shares by the shareholder or other person will cause the Fund to be in violation of, or require registration of the shares, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction; continued ownership of the shares may be harmful or injurious to the business or reputation of the Fund or may subject the Fund or any shareholders to an undue risk of adverse tax or other fiscal consequences; the shareholder owns shares having an aggregate net asset value less than an amount determined from time to time by the Trustees; or it would be in the interests of the Fund, as determined by the Board, for the Fund to repurchase the Shares. The Adviser may tender for repurchase in connection with any repurchase offer made by the Fund Shares that it holds in its capacity as a shareholder.

Transfers of Shares

No person may become a substituted shareholder without the written consent of the Board, which consent may be withheld for any reason in the Board's sole and absolute discretion. Shares may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a shareholder or (ii) with the written consent of the Board, which may be withheld in its sole and absolute discretion. The Board may, in its discretion, delegate to the Adviser its authority to consent to transfers of shares. Each shareholder and transferee is required to pay all expenses, including attorneys and accountants fees, incurred by the Fund in connection with such transfer.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair

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market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one of more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process. This team is composed of one of more representatives from each of the (i) Trust, (ii) administrator, and (iii) Adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the Adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Standards For Fair Value Determinations. As a general principle, the fair value of a security is the amount that a Fund might reasonably expect to realize upon its current sale. The Trust has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures ("ASC 820"). In accordance with ASC 820, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including

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assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available under the circumstances.

Various inputs are used in determining the value of each Fund's investments relating to ASC 820. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The fair value team takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of the Fund with respect to the valuation of the security; (v) whether the same or similar securities are held by other Funds managed by the Adviser or other Funds and the method used to price the security in those Funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties; and (vii) the liquidity or illiquidity of the market for the security.

Board of Trustees Determination. The Board meets at least quarterly to consider the valuations provided by the fair value team and ratify valuations for the applicable securities. The Board considers the reports provided by the fair value team, including follow up studies of subsequent market-provided prices when available, in reviewing and determining in good faith the fair value of the applicable portfolio securities.

MANAGEMENT OF THE FUND

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust's By-laws (the "Governing Documents"), each as amended from time to time, which have been filed with the SEC and are available upon request. The Board consists of five individuals, none of whom are "interested persons" (as defined under the 1940 Act) of the Trust, the Adviser, or the Trust's distributor ("Independent Trustees"). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust

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and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust's purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by Anthony Hertl, an Independent Trustee, who has served as the Chairman of the Board since July 2013. The Board is comprised of Mr. Hertl and three (3) additional Independent Trustees Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. Generally, the Trust believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership. The Trust believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board, provide effective leadership that is in the best interests of the Trust, its Funds and each shareholder.

Board Risk Oversight

The Board has a standing independent Audit Committee with a separate chair, Mark H. Taylor. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.

Anthony J. Hertl has over 20 years of business experience in financial services industry and related fields including serving as chair of the finance committee for the Borough of Interlaken, New Jersey and Vice President-Finance and Administration of Marymount College, holds a Certified Public Accountant designation, serves or has served as a member of other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other fund boards.

Gary W. Lanzen has over 20 years of business experience in the financial services industry, holds a Master’s degree in Education Administration, is a Certified Financial

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Planner ("CFP"), serves as a member of two other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards.

Mark H. Taylor has over two decades of academic and professional experience in the accounting and auditing areas, has Doctor of Philosophy, Master’s and Bachelor’s degrees in Accounting, is a Certified Public Accountant and is a Director of the Lynn Pippenger School of Accountancy at the Muma College of Business at the University of South Florida. He serves as a member of two other mutual fund boards outside of the Fund Complex, has served a fellowship in the Office of the Chief Accountant at the headquarters of the United States Securities Exchange Commission, served a three-year term on the AICPA Auditing Standards Board (2008-2011), and like the other Board members, possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards.

John V. Palancia has over 30 years of business experience in financial services industry including serving as the Director of Futures Operations for Merrill Lynch, Pierce, Fenner & Smith, Inc. Mr. Palancia holds a Bachelor of Science degree in Economics. He also possesses a strong understanding of risk management, balance sheet analysis and the regulatory framework under which regulated financial entities must operate based on service to Merrill Lynch. Additionally, he is well versed in the regulatory framework under which investment companies must operate and serves as a member of three other fund boards. The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each Trustee makes them each highly qualified.

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Independent Trustees

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Anthony J. Hertl Born in 1950	Trustee Since June 2010; Chairman of the Board Since 2013.	Consultant to small and emerging businesses (since 2000).	1	Satuit Capital Management Trust (since 2007); Northern Lights Fund Trust (since 2005); Northern Lights Variable Trust (since 2006)
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Gary W. Lanzen Born in 1954	Trustee Since June 2010.	Founder and President, Orizon Investment Counsel, LLC (since 2000); Chief Investment Officer (2006 -2010); Partner, Orizon Group, Inc. (a financial services company) (2002-2006).	1	AdvisorOne Funds (since 2003); Northern Lights Fund Trust (since 2005); Northern Lights Variable Trust (since 2006); CLA Strategic Allocation Fund (2014-2015)
Mark H. Taylor Born in 1964	Trustee Since June 2010.	Director, Lynn Pippenger School of Accountancy Muma College of Business, University of South Florida, Tampa FL (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012).	1	Northern Lights Fund Trust (since 2007); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007)
John V. Palancia Born in 1954	Trustee Since 2012	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	1	Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust (since 2001); Northern Lights Fund Trust III (since February 2012)

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Officers

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During Last 5 Years
Gregory Sachs Born in 1965	President Since June 2022.	Chairman and Chief Executive Officer of Sachs Capital Group LP and SCG Asset Management LLC (since 2020)	N/A	N/A
James Colantino Born in 1969	Treasurer Since 2017	Senior Vice President - Fund Administration, Ultimus Fund Solutions, LLC (2012-Present)	N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2013.	Associate Director of Legal Administration, Ultimus Fund Solutions, LLC (since 2022) Manager of Legal Administration, Gemini Fund Services, LLC (2018-2022); and Senior Paralegal, Gemini Fund Services, LLC (2013 - 2018);	N/A	N/A
Lynn Bowley 1958	Chief Compliance Officer Since 2016	Manager and Senior Compliance Officer, Northern Lights Compliance Services, LLC, (2010 – 2019), Senior Vice President, Senior Compliance Officer, Northern Lights Compliance Services, LLC (since 2020).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely.

** The term "Fund Complex" refers to the Alternative Strategies Fund.

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Independent Trustees each of whom is not an "interested person" of the Trust within the meaning of the 1940 Act. The Audit Committee's responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust's independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust's financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust's independent auditors and recommending that the Board take

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appropriate action in response thereto to satisfy itself of the auditor's independence; and (v) considering the comments of the independent auditors and management's responses thereto with respect to the quality and adequacy of the Trust's accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. The Audit Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Audit Committee generally will consider shareholder nominees to the extent required pursuant to rules under the Securities Exchange Act of 1934. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. During the fiscal period ended June 30, 2022, the Audit Committee held four meetings.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Fund as of June 30, 2022.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Anthony J. Hertl	None	None
Gary Lanzen	None	None
Mark H. Taylor	None	None
John V. Palancia	None	None

Compensation

Each Trustee who is not affiliated with the Trust or Adviser will receive a quarterly fee of $1,500, as well as reimbursement for any reasonable expenses incurred attending the meetings. None of the executive officers receive compensation from the Trust.

The table below details the amount of compensation the Trustees received from the Trust during the fiscal period ended June 30, 2022. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust Paid to Directors
Anthony J. Hertl	$6,000	None	None	$6,000
Gary Lanzen	$6,000	None	None	$6,000
Mark H. Taylor	$6,000	None	None	$6,000
John V. Palancia	$6,000	None	None	$6,000

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CODES OF ETHICS

Each of the Fund, the Adviser and the Trust's distributor has adopted a code of ethics under Rule 17j-1 of the 1940 Act (collectively the "Ethics Codes"). Rule 17j-1 and the Ethics Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by covered personnel ("Access Persons"). The Ethics Codes permit Access Persons, subject to certain restrictions, to invest in securities, including securities that may be purchased or held by the Fund. Under the Ethics Codes, Access Persons may engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Ethics Codes may be obtained by calling the SEC at 1-202-551-8090. The codes are available on the EDGAR database on the SEC's website at www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted Proxy Voting Policies and Procedures ("Policies") on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser, subject to the Board's continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and shareholders.  The Policies also require the Adviser to present to the Board, at least annually, the Adviser's Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser involving a conflict of interest.

Where a proxy proposal raises a material conflict between the interests of the Adviser, any affiliated person(s) of the Adviser, the Fund's principal underwriter (distributor) or any affiliated person of the principal underwriter (distributor), or any affiliated person of the Trust and the Fund's or its shareholder's interests, the Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the Trust's directive using the recommendation of an independent third party. If the third party's recommendations are not received in a timely fashion, the Adviser will abstain from voting. A copy of the Adviser's proxy voting policies is attached hereto as Appendix A.

Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund toll-free at 1-833-860-1407; and (2) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.  In addition, a copy of the Fund's proxy voting policies and procedures are also available by calling toll-free at 1-833-860-1407 and will be sent within three business days of receipt of a request.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. A control person may be able to determine the outcome of a matter put to a shareholder vote. As of the date of this SAI, the Trustees and officers (with the exception of Mr. Sachs as disclosed below) owned no shares of the Fund.

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As of October 3, 2022 the following shareholder of record owned 5% or more of a class of the outstanding shares of the Fund, as noted.

Name & Address	Shares	Percentage of Shares
Class A
Charles Schwab & Co 211 Main Street San Francisco, CA 94105	383,012	31.76%
Class C
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	18,189	5.82%

Class I
Gregory Sachs TTEE* 2132 Deep Water Lane, Suite 232, Naperville, IL 60564	1,338,392	65.24%

*Deemed to be a control person

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

SCG Asset Management, LLC serves as the Fund's investment adviser. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a New York limited liability company formed in 2021 for the purpose of advising individuals and institutions. Gregory H. Sachs, Chief Executive Officer and Managing Partner of the Adviser, may be deemed to control the Adviser.

Under the general supervision of the Board, the Adviser will carry out the investment and reinvestment of the net assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged. In addition, the Adviser will supervise and provide oversight of the Fund's service providers. The Adviser will furnish to the Fund office facilities, equipment and personnel for servicing the management of the Fund. The Adviser will compensate all Adviser personnel who provide services to the Fund. In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Investment Management Agreement a fee consisting of two components — a base management fee (the “Management Fee”) and an incentive fee (the “Incentive Fee”).

The base management fee is calculated and payable monthly in arrears at the annual rate of 1.50% of the Fund's average daily net assets during such period.

The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a “hurdle rate,” expressed as a rate of return on the Fund’s “adjusted capital,” equal to 1.50% per quarter (or an annualized hurdle rate of 6.0%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the management fee, expenses reimbursed to the Adviser for any administrative

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services provided by the Adviser and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). “Adjusted capital” means the cumulative gross proceeds received by the Fund from the sale of the Fund’s shares (including pursuant to the Fund’s distribution reinvestment plan), reduced by amounts paid in connection with purchases of the Fund’s shares pursuant to the Fund’s share repurchase program.

The calculation of the incentive fee on pre-incentive fee net investment income for each quarter is as follows:

•	No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the hurdle rate of 1.50%;

•	100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 1.875%. This portion of the Fund’s pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 1.875%) is referred to as the “Catch-Up.” The Catch-Up provision is intended to provide the Adviser with an incentive fee of 20.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 1.875% in any calendar quarter; and

•	20.0% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 1.875% in any calendar quarter is payable to the Adviser once the hurdle rate is reached and the catch-up is achieved (20.0% of all pre-incentive fee net investment income thereafter will be allocated to the Adviser).

The following is a graphical representation of the calculation of the incentive fee:

Quarterly Incentive Fee

Fund’s Pre-Incentive Fee Net Investment Income

(expressed as a percentage of the Fund’s adjusted capital)

Percentage of the Fund’s Pre-Incentive Fee Net Investment Income Allocated to the Incentive Fee

These calculations will be appropriately prorated for any period of less than three months.

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Example: Quarterly Incentive Fee Calculation

Scenario 1

Assumptions:

Investment income (including interest, dividends, fees, etc.) = 1.25%

Preferred return(1) = 1.50%

Base management fee(2) = 0.375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.3%

Calculations:

Pre-incentive fee net investment income = (investment income – (base management fee + other expenses)) = 0.575%

Pre-incentive fee net investment income does not exceed the preferred return rate; therefore, there is no incentive fee on income payable.

Scenario 2

Assumptions:

Investment income (including interest, dividends, fees, etc.) = 2.25%

Preferred return(1) = 1.50%

Base management fee(2) = 0.375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.3%

Calculations:

Pre-incentive fee net investment income = (investment income – (base management fee + other expenses)) = 1.575%

Pre-incentive fee net investment income is greater than the preferred return rate, therefore incentive fees are payable.

Catch Up Payable = 100% x (pre-incentive fee net investment income (subject to “catch up” (4)) – preferred return)

= 100% x (the lesser of pre-incentive fee net investment income or the catch-up – preferred return)

= 100% x (1.575% – 1.50%)

= 0.075%

Pre-incentive fee net investment income exceeds the preferred return rate, but does not fully satisfy the “catch-up” provision, therefore the incentive fee on income is 0.075%.

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Scenario 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.00%

Preferred return(1) = 1.50%

Base management fee(2) = 0.375%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.3%

Calculations:

Pre-incentive fee net investment income (investment income – (base management fee + other expenses)) = 2.325%

Pre-incentive fee net investment income is greater than the preferred return rate, therefore incentive fees are payable.

Catch Up Payable = 100% x (pre-incentive fee net investment income (subject to “catch up” (4)) – preferred return)

= 100% x (the lesser of pre-incentive fee net investment income or the catch-up – preferred return)

= 100% x (1.875% – 1.50%)

= 0.375%

Catch Up is fully satisfied, therefore incentive fees are payable at a rate of 20% on remaining pre-incentive fee net investment income.

Total Incentive Fee = 100% x Catch Up Payable + 20% x (pre-incentive fee net investment income – Catch Up)

= 100% x 0.375% + 20% (2.325% – 1.875%)

= 0.357% + 20%(0.45%)

= 0.375% + 0.09%

= 0.465%

Pre-incentive fee net investment income exceeds the fixed preferred return and fully satisfies the “catch-up” provision, therefore the incentive fee on income is 0.465%.

(1)	Represents 6.0% annualized preferred return.
(2)	Represents the base management fee at an annual rate of 1.50% of the Fund's average daily net assets.
(3)	Excludes organization and offering expenses. The amount of other expenses is for illustrative purposes only and as such, may not reflect actual Fund expenses.
(4)	The “catch-up” provision is intended to provide our Adviser with an incentive fee of 20.0% on all pre-incentive fee net investment income when our net investment income exceeds 1.875% in any calendar quarter.

*The returns shown are for illustrative purposes only. There is no guarantee that positive returns will be realized, and actual returns may vary from those shown in the examples above.

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For the fiscal year ended June 30, 2020 the Fund paid $133,728 in advisory fees to the Fund’s previous adviser, all of which $133,728 were waived. For the fiscal year ended June 30, 2021 the Fund paid $108,318 in advisory fees to the Fund’s previous adviser, all of which all was waived. For the fiscal year ended June 30, 2022 the Fund paid $207,376 in advisory fees to the Adviser of which $152,461 were waived.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary operating expenses of the Fund (excluding front-end or contingent deferred loads, taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired (underlying) fund fees and expenses or extraordinary expenses such as litigation), to the extent that they exceed 3.00%, 3.65% and 2.75% per annum of the Fund's average daily net assets attributable to Class A, Class C and Class I shares, respectively (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement will be made only for fees and expenses incurred not more than three years from when they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded. The Expense Limitation Agreement will remain in effect, at least until October 31, 2023, unless and until the Board approves its modification or termination. This agreement may be terminated only by the Board on 60 days written notice to the Adviser. After October 31, 2023, the Expense Limitation Agreement may be renewed at the Adviser's and Board's discretion.

Conflicts of Interest

The Adviser may provide investment advisory and other services to various entities and accounts other than the Fund ("Adviser Accounts"). The Fund has no interest in these activities. The Adviser and the investment professionals, who on behalf of the Adviser, provide investment advisory services to the Fund, are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Adviser Accounts. Such persons devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate.

 Participation in Investment Opportunities

Directors, principals, officers, employees and affiliates of the Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser, or by the Adviser for the Adviser Accounts that are the same as, different from or made at a different time than, positions taken for the Fund.

PORTFOLIO MANAGER

Gregory H. Sachs is the Fund's portfolio manager. Mr. Sachs has primary responsibility for management of the Fund's investment portfolio and has served the Fund in this capacity since 2021. Mr. Sachs receives a salary, retirement plan benefits and performance-based bonus from the Adviser. Because the portfolio manager manages assets for other pooled investment vehicles

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and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (collectively "Client Accounts"), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, the portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest. As of June 30, 2022, Mr. Sachs owns shares of the Fund worth $6,841,421.23.

As of June 30, 2022, Mr. Sachs was responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts by Type	Total Number of Accounts by Account Type	Total Assets by Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets by Account Type Subject to a Performance Fee
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	0	$0	0	0
Other Accounts	8	$195 million	0	0

Distributor

Ladenburg Thalmann & Co. Inc. (the "Distributor") located at 277 Park Avenue, 26th Floor, New York, NY 10172, serves as the Fund's principal underwriter and acts as the distributor of the Fund's shares on a best efforts basis, subject to various conditions.

ALLOCATION OF BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the portfolio manager who is an employee of the Adviser. The Adviser is authorized by the Trustees to allocate the orders placed on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund's use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

  the best net price available;
  the reliability, integrity and financial condition of the broker or dealer;
  the size of and difficulty in executing the order; and
  the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.
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Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.. During the fiscal year ended June 30, 2020, the Fund paid $2,394.62 in brokerage commissions, 100% of which was paid to LT&Co. During the fiscal year ended June 30, 2021, the Fund paid $1,533 in brokerage commissions, 100% of which was paid to LT&Co. During the fiscal year ended June 30, 2022, the Fund paid $2,704 in brokerage commissions, 100% of which was paid to LT&Co.

Under the 1940 Act, persons affiliated with an affiliate of the Adviser (such as LT&Co) may be prohibited from dealing with the Fund as a principal in the purchase and sale of securities. Therefore, LT&Co will not serve as the Fund’s dealer in connection with over-the-counter transactions. However, LT&Co may serve as the Fund’s broker in over-the-counter transactions conducted on an agency basis and will receive brokerage commissions in connection with such transactions.

In executing transactions through its affiliated broker/dealer, the Adviser will at all times comply with SEC Rule 17e-1 under the 1940 Act. The Fund will not affect any brokerage transactions in its portfolio securities with LT&Co or any affiliate if such transactions would be unfair or unreasonable to Fund shareholders. In determining the commissions to be paid to LT&Co, it is the policy of the Fund that such commissions will, in the judgment of the Board, be (i) at least as favorable to the Fund as those which would be charged by other qualified brokers having comparable execution capability and (ii) at least as favorable to the Fund as commissions contemporaneously charged by LT&Co on comparable transactions for its most favored unaffiliated customers, except for customers of LT&Co considered by a majority of the Trust’s disinterested Trustees not to be comparable to the Fund. The Advisory Agreement does not provide for a reduction of the Adviser’s fee by the amount of any profits earned by an affiliate from brokerage commissions generated from portfolio transactions of the Fund. An affiliated broker-dealer will not receive reciprocal brokerage business as a result of the brokerage business placed by the Fund with others. The brokerage commissions paid to LT&Co create a conflict of interest because the Adviser may be influenced by such commission payments to select the affiliated broker over another broker. To insure the commissions charged are fair, and any conflict of interest mitigated, the disinterested Trustees from time to time review, among other things, information relating to the commissions charged by LT&Co to the Fund and its other customers, and rates and other information concerning the commissions charged by other qualified brokers on a quarterly basis.

Affiliated Party Brokerage

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, advisers, members, managing general partners or common control. These transactions would be effected in circumstances in which the Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument each on the same day.

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The Adviser places its trades under a policy adopted by the Trustees pursuant to Section 17(e) and Rule 17e-1 under the 1940 Act which places limitations on the securities transactions effected through the Distributor. The policy of the Fund with respect to brokerage is reviewed by the Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Fund.

The Fund intends to qualify as regulated investment company under Subchapter M of the Code, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its investment company taxable income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Investment company taxable income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code.  Investment company taxable income generally included dividends and interest and other income, less certain allowable expenses, and it also included any excess of net short-term capital gains over net long-term capital losses. Net capital gain (that is, any excess of net long-term capital gains over net short-term losses) for a fiscal year is computed by taking into account any capital loss carryforward of the Fund. Capital losses incurred in taxable years beginning after December 22, 2010 may now be carried forward indefinitely and retain the character of the original loss. Under previously enacted laws, capital losses could be carried forward to offset any capital gains for only eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

As of June 30, 2022 the Fund had capital loss carryforwards for federal income tax purposes available to offset future capital gains, along with capital loss carryforwards utilized as follows:

Short-Term	Long-Term	Total	CLCF Utilized
$1,384,337	$1,954,635	$3,338,972	$2,386,142

The Fund intends to distribute all of its investment company taxable income and net capital gain, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of investment company taxable income will be made quarterly and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments

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with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its income at the rates generally applicable to corporations and distributions to shareholders would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans generally are exempt from income taxation under the Code, but should consult their own tax advisors about the tax consequences of investing in the Fund, including potential taxation of unrelated business taxable income.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of investment company taxable income generally taxable to shareholders as ordinary income or “qualified dividend income” (as described below).

Dividends paid by the Fund to an individual shareholder, to the extent such dividends are attributable to “qualified dividend income” received by the Fund from U.S. corporations (and certain foreign corporations), may qualify for taxation at the long-term capital gains rate available to individuals on qualified dividend income. Furthermore, dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may qualify for a dividends received deduction.

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Distributions of net capital gain ("capital gain dividends") generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends, qualified dividend income distributions and capital gain dividends, as well as gains from redemption of Fund shares) of U.S. individuals, estates and trusts, to the extent that the shareholder’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. U.S. shareholders are urged to consult their own tax advisers regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder's tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of investment company taxable income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable investment company taxable income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine

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which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regular investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by the Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a "qualified electing fund" ("QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether they receives any distribution from the company.

The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return.

Foreign Currency Transactions

The Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

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Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to "pass through" to the Fund's shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to the dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities generally will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables generally will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016.  FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of  foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA.  Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

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Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed-income zero coupon security to accrue as income each year a portion of the discount at which the security was originally issued, even though the holder receives no interest payment in cash on the security during the year. In addition, other debt instruments, such as pay-in-kind securities may give rise to income under the original issue discount rules, which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.

The foregoing discussion relates only to U.S. federal income tax law as applicable to U.S. persons (that is, U.S. citizens and residents, and domestic corporations, partnerships, trusts and estates). Shareholders who are not U.S. persons should consult their tax advisors regarding the U.S. and foreign tax consequences of an investment in the Fund.

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A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisers about the application of federal, state and local and foreign tax law in light of their particular situation.

OTHER INFORMATION

Each share represents a proportional interest in the assets of the Fund. Each share has one vote at shareholder meetings, with fractional shares voting proportionally, on matters submitted to the vote of shareholders. There are no cumulative voting rights. Shares do not have pre-emptive or conversion or redemption provisions. In the event of a liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders after all expenses and debts have been paid.

Compliance Service Provider

Northern Lights Compliance Services, LLC ("NLCS"), located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474 provides a Chief Compliance Officer to the Fund as well as related compliance services pursuant to a consulting agreement between NLCS and the Fund. NLCS’s compliance services consist primarily of reviewing and assessing the policies and procedures of the Trust and its service providers pertaining to compliance with applicable federal securities laws, including Rule 38a-1 under the 1940 Act. For the compliance services rendered to the Fund, the Fund pays NLCS an annual fixed fee and an asset based fee, which scales downward based upon the Fund’s net assets. The Fund also pays NLCS for any out-of-pocket expenses. For the fiscal year ended June 30, 2020, the Fund paid $24,461 for compliance services. For the fiscal year ended June 30, 2021, the Fund paid $25,521 for compliance services. For the fiscal year ended June 30, 2022, the Fund paid $26,317 for compliance services.

Administrator

Ultimus Fund Solutions, LLC ("UFS"), located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022 serves as the Fund's administrator, fund accountant and transfer agent pursuant to a fund services agreement between UFS and the Fund.

Legal Counsel

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215, acts as legal counsel to the Fund.

Custodian

U.S. Bank, N.A. (the "Custodian") serves as the primary custodian of the Fund's assets, and may maintain custody of the Fund's assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Trustees. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is 1555 N. River Center Drive, Milwaukee, WI 53212.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP is the independent registered public accounting firm for the Fund and audits the Fund's financial statements. BBD, LLP is located at 1835 Market Street, 3rd Floor, Philadelphia, PA 19103.

FINANCIAL STATEMENTS

The Financial Statements and independent registered public accounting firm's report thereon contained in the Fund's annual report dated June 30, 2022, are incorporated by reference in this Statement of Additional Information. The Fund's annual report is available upon request, without charge, by calling the Fund toll-free at 1-833-860-1407.

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APPENDIX A

PROXY VOTING POLICIES AND PROCEDURES

A.            STATEMENT OF POLICY

This policy outlines the policies and procedures of the Adviser relevant to the voting of proxies for retail investors as well as the funds advised by the Adviser. Each of the Adviser’s portfolio managers, traders and compliance personnel are required to comply with this policy.

The Advisers Act requires the adviser to, at all times, act solely in the best interest of its clients. Rule 206(4)-6 of the Advisers Act requires any adviser who votes proxies on behalf of clients to have written policies and procedures regarding how they vote proxies. The Adviser, as a matter of policy, does not vote client proxies, nor does it recommend to clients how they should vote proxies for portfolio securities. However, when serving as the adviser to mutual funds, the Adviser will vote proxies in accordance with the following procedures.

B.            RESPONSIBILITY FOR IMPLEMENTING THIS POLICY

The CCO has the responsibility for the implementation and monitoring of the Adviser’s proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

C.            PROCEDURES TO IMPLEMENT THIS POLICY

The Adviser has adopted procedures to implement its policy and reviews and monitors its procedures to ensure its policy is observed, implemented properly and amended or updated.

Retail Client Proxy Voting Policy:

•	The Adviser does not as a matter of practice vote proxies for its retail clients. In the event the Adviser changes its practice, the Adviser will revise these policies to ensure its proxy voting practices comply with applicable regulations.

Mutual Fund and Private Fund Proxy Voting Policy:

•	SCG serves as the adviser to a closed end mutual fund under the Investment Company Act. This fund does not invest in other mutual funds or exchange traded funds and does not invest in individual equities. If this closed end mutual fund, or any of Adviser’s other fund clients, were to invest in individual equities, this Proxy Voting Policy will be amended to appropriately address the Fund’s proxy policy as relevant to individual equities to the extent different than these policies. The closed end mutual fund primarily invests in structured products and private funds which do not typically involve many proxy items requiring the Adviser to vote.

•	If the mutual fund invests in other mutual funds (i.e., a fund of funds), SCG seeks to benefit from the safe harbor of Section 12(d)(1)(F) under the Investment Company Act. Section 12(d)(1)(F) requires that shares of underlying investment companies be voted "in the same proportion as the vote of all other holders of such security" (“echo” or “mirror” voting). Accordingly, when voting proxies for the mutual fund, SCG will vote in the same proportion as all other voting shareholders of the underlying funds. Currently SCG does not advise
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any fund of funds mutual funds.

•	Any proxy voted on behalf of a mutual fund client is submitted to the Fund Administrator to file with the SEC via Form N-PX. This form contains the relevant information to identify the securities issuer, ticker, cusip or other identifying information, dates to include shareholder meeting date and reporting period, the subject matter of the vote, the proposal type, whether the Adviser voted on the matter and a summary of the vote cast (i.e., noting mirror voting).

Any time there is a potential conflict of interest on a proxy voting item for a mutual fund client, the CCO will inform and discuss the conflict issue with SCG’s CEO, document the conflict facts and always vote in the best interest of the client.

Record Keeping

The CCO or her designee is responsible for maintaining accurate records of all proxies voted to include any analysis or supporting document used in completing the Form N-PX. The proxy voting records are maintained in accordance with the Adviser’s books and records requirements.

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